ecostim

ENERGY SOLUTIONS

Cowen Energy Conference
December 2017
(Nasdaq: ESES)







Cautionary Statement

Forward-Looking Statements

This presentation contains statements about future events and expectations that can be characterized as forward-looking statements, including statements about Eco-Stim Energy Solutions, Inc.'s (the "Company") plans, strategies and prospects. The use of the words "anticipate," "plan," "seek," "intend," "estimate," "expect," "may," "should," "could," "project," "will," "believe" and similar expressions are intended to identify forward looking statements. Examples of forward-looking statements include, but are not limited to, the Company's statements made relating to: (i) revenue, earnings, margins, Field Level EBITDA, profitability, growth rates, and other financial results for future periods, (ii) future pricing and other conditions in the markets served by the Company, (iii) the Company's efforts and ability to obtain future contracts and customers, and (iv) the Company's efforts and ability to renegotiate the terms of its existing contract in Argentina, bid for new contracts in Argentina, or otherwise exit the Company's existing contract in Argentina. By their nature, forward-looking statements speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Although the Company believes that the plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties, and the Company cannot assure you that those expectations will prove to have been correct. Actual results could differ materially from those anticipated in these forward-looking statements as a result of factors described in this presentation and other risks, including the risks identified in the Company's Annual Report on Form 10-K for the period ended December 31, 2016 and other risks identified in the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2017, June 30, 2017 and September 30, 2017. Many of these factors are beyond the Company's ability to control or predict. The Company cannot assure you that its future results will meet its expectations and investors are cautioned not to place undue reliance on any forward-looking statement made by the Company or its authorized representatives. All subsequent written and oral forward-looking statements attributable to the Company and persons acting on its behalf are qualified in their entirety by the cautionary statements contained in this paragraph, elsewhere in this presentation, and in the Company's periodic and other reports on file with the Securities and Exchange Commission. The Company does not have any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained in this presentation to reflect any change in the Company's expectations about the statement or any change in events, conditions or circumstances on which the statement is based.

Use of Non-GAAP Financial Measures

The Company has included the forward-looking "non-GAAP financial measure" Field Level EBITDA, in this presentation. Field Level EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense, income tax provision (benefit), foreign exchange, other expense (income), non-cash stock based compensation expense, and other general and administrative expense. The Company believes that Field Level EBITDA is a supplemental financial measure that is useful to both management and other parties, such as industry analysts, investors, and lenders, in order to assess the potential future operating performance of the Company's frac spreads and the Company's potential ability to generate future cash flow from its frac spreads. However, Field Level EBITDA should not be considered as an alternative to net income, operating income, revenue, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Field Level EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect the most directly comparable GAAP measures. Additionally, because Field Level EBITDA may be defined differently by other companies in the Company's industry, the Company's definition of Field Level EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. The Company is not able to provide a reconciliation of the forward-looking Field Level EBITDA to the most directly comparable GAAP financial measure because the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not available to the Company without unreasonable efforts. The probable significance of providing this forward-looking non-GAAP financial measure without the directly comparable GAAP measure is that such GAAP financial measure may be materially different from the corresponding non-GAAP financial measure.

Technology-Driven, Growth Platform in Leading Plays

Company Overview

- Headquartered in Houston, Texas
- Total capacity: ~150,000 HHP, including ~ 17 pumps subject to refurbishment and upgrades prior to activation
- Growth oriented oilfield service company providing well stimulation, coiled tubing, and reservoir field management services
- **Initial Operation in Argentina started in 2015 with small spread**
- **First US spread commenced operations in May 2017**
- **Second US spread commenced operations in October 2017**
- **Differentiated, Proven Technologies – Turbine Powered Equipment**
  - Reduce footprint, horsepower required and capital cost
  - Emissions well below required Tier 4:
  - Lower fuel costs versus traditional diesel powered engine technologies



STACK / SCOOP
Leading unconventional plays


SOUTH AMERICA
ARGENTINA

***Argentina** holds the world's 3rd largest technically recoverable shale gas resources and 4th largest technically recoverable shale oil resources[1]*

(1) U.S. EIA June 2013

Seasoned Management Team

Relevant Experience



J. Chris Boswell
President, CEO and Co-Founder

- 28+ years senior management oilfield experience



Carlos A. Fernandez
Sr. VP, Corp. Development General Mgr., Latin America and Co-Founder

- 35+ years senior management experience in Latin America



Barry Ekstrand
Chief Operating Officer

- 35+ years senior management oilfield experience



Alexander Nickolatos
Chief Financial Officer and Assistant Secretary

- 16+ years experience in finance and accounting



Jim Irsik
VP Operations – Mid-Con

- 35+ years senior management oilfield experience



Miguel Di Vincenzo
VP, Sales & Technology

- 28 years oilfield services experience in Latin America



Christopher Arntzen
VP & General Counsel

- 20+ years oil and gas legal experience

Investment Highlights

- ✓ *Poised for growth with three well stimulation spreads in two attractive markets; large multi-year contract opportunities in both markets*
- ✓ *Debt free balance sheet**
- ✓ *Significant discount to peers*
- ✓ *Experienced management team with committed investors*
- ✓ *Currently working in leading unconventional markets in the U.S. And Argentina*
- ✓ *Attractive technologies with natural gas powered pumping units and down hole diagnostics capability*

* Excludes vendor financing

Recent Developments

- 10/17/17: Commenced work with 2nd US spread in mid-October
- 8/8/17: Closed $28mm private placement at $1.43 per share (market price)
- 7/27/17: Signed agreement to purchase 50,000 HHP to support new contract in OK
- 7/19/17: Signed new contract in OK to support 2nd well stimulation spread
- 7/7/17: Closed $15mm private placement at $1.50 per share
- 6/20/17: Converted all outstanding debt into equity at $1.40 per share
- 5/30/17: Commenced work in OK with first spread
- 5/3/17: Announced 2-year contract in Argentina
- 3/6/17: Completed Recapitalization of Company
- 1/26/17: Secured 1st contract in US

Revenue Growth Curve

Average Monthly Revenue ($ in MM)



$8
$7
$6
$5
$4
$3
$2
$1
$0
2015
2016
1st Half 2017
Jul-17
Oct-17
Argentina
US

Well Positioned with 13 Acre Base in Oklahoma

North Central Oklahoma Highlights

- The STACK, SCOOP, Merge, Springer formations are among the leading unconventional plays in North America with a low breakeven point
- 13 Acre Base in Fairview also offers access to Miss Lime, Anadarko, Cleveland and other active basins
- The STACK, SCOOP, Merge, Springer plays can deliver strong returns even at lower oil prices



NEW MEXICO
TEXAS
OKLAHOMA
Canyon Wash
Tonkawa
Granite Wash
NW Cana
STACK
Cana Field
SCOOP

- Eco-Stim base of operation





Update on Contracts, Spread Utilization and 2018 EBITDA Potential

Second US Spread

- Operating at high level
- Annual Field Level EBITDA estimated at $15-$25MM*

First US Spread

- Negotiated early release from contract in November
- Contract was not delivering desired EBITDA
- Spread being readied for sand frac work with modest investment in equipment
- Actively pursuing opportunities that should yield economics similar to other US spread in 2018
- Transition to have some impact on Q4 2017 financial results

Argentina Spread

- Current contract not delivering desired returns; extensive ongoing negotiations to improve margins expected to be resolved in the near term. Options under discussion include the following:
  - Improve contract terms and utilization to generate reasonable EBITDA
  - New two year contract has been bid with potential annual field level EBITDA contribution superior to the cash flows targeted for our US frac spreads; customer expected to provide bid winner with notification in the near term
  - Exit contract and return equipment to US market



* See "Cautionary Statement – Use of non-GAAP financial measures" on slide 2.

Woodford Basin Rig Count and Anadarko Basin DUC Count



1000
900
800
700
600
500
400
300
200
100
0
Number of DUCs
90
80
70
60
50
40
30
20
10
0
Number of Rigs
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
Jun-17
Aug-17
Oct-17
Anadarko Basin DUCS
Woodford Basin Rigs

Source: Management estimates & published industry data

Argentina Shale Development Offers Unique Market Opportunity



Vaca Muerta Well Productivity Compared To Best in USA
140
130
120
110
100
90
80
70
60
50
40
30
20
10
0
Wolfcamp
Vaca Muerta
Bone Springs
Eagle Ford
Bakken
EUR / Foot of Lateral Length

- *Most major US shale plays consume 2.5 - 3 million HHP*
- *Argentina is importing a significant volume of gas at high prices*
- *Supply / Demand equation should favor much stronger prices as activity ramps to full manufacturing mode*
- *ESES is well positioned*



SOUTH AMERICA
ARGENTINA
Neuquén Basin
Austral Basin
(Tierra del Fuego)



Drilling Days Per Horizontal Well
150
100
50
0
100
75
50
40
30
25
100
20
80
15
52
12
45
10
35
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Eagle Ford
Vaca Muerta



Mature Oil Producing Country with Strong Customer Base

E&P Companies Operating in Argentina

Medanito
PCR
INDUSTRIA ARGENTINA
ExxonMobil
YPF
Shell
oil m&s s.a.
Chevron
Pan American ENERGY
Tecpetrol
American Energy Partners
Pampa Energía
wintershall
BASF-Gruppe
CNOOC
OILSTONE
GranTierra energy inc.
Sinopec
BR PETROBRAS
eog resources
bp
PDVSA
pluspetrol
Bridas
TOTAL
CNPC
ConocoPhillips

Source: Management research

Vaca Muerta Stage of Development (600,000 HHP of capacity in entire country)

Company	Exploration Phase	Optimization Phase	Manufacturing Mode
YPF	2012 / 2013	2014 / 2015	2016
Chevron	2013 / 2014	2015 / 2017	2017
Total	2013 /2014	2015 / 2016	2017
TecPetrol	2013 / 2014	2015 / 2016	2017
BP / Pan American	2012 / 2013	2014 / 2017	Not Yet
Exxon	2013 / 2015	2016 / 2017	Not Yet
Shell	2013 / 2015	2016 / 2017	Not Yet
Wintershall	2013 / 2015	2016 / 2017	Not Yet
Statoil	2017	2018	Not Yet

TecPetrol moved towards the manufacturing mode in 2017; hiring six rigs & others are expected to follow as they determine the optimal well configuration and completion design

What Has Changed in Argentina Following Kirchner?

- New pro-business, free markets president in Macri
- Natural gas development projects have commodity price set at $7.50 declining to $6.00 in 2021
- Currency controls removed
- New trade agreement with US & rejoins IMF
- New deal between government, labor unions, and energy companies to reduce cost and double investment








WORLD
ECONOMIC
FORUM
WORLD
ECONOMIC
FORUM

Combined Fleet Offers Technology Well Suited to Reduce Cost and Emissions

Portion of Fleet Has Competitive Advantage

~150,000 HHP available within ESES; over 54,000 HHP (27,000 HHP currently in use) represents differentiated technology to reduce cost and emissions:

- ✓ Capable of running on 100% natural gas
- ✓ Runs on multiple fuel sources including natural gas, CNG, LNG and Diesel
- ✓ Delivers emissions 65% below EPA Tier 4 requirements
- ✓ Delivers high HHP from a light weight engine
- ✓ As only current operator of this type of equipment, significant operational know-how and trade secrets being developed





Attractive Value – Total Enterprise Value to HHP (November 2017) – ESES currently trading at less than $850/Active HHP

Peer Benchmarking Analysis



Implied Pressure Pumping TEV / Utilized HHP
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,770
$2,356
$2,078
$1,661
$1,648
$1,558
$1,190
Average
$2,037
RPC (1)
PROPETRO
(2)
TRICAN (3)
PATTERSON-UTI (4)
KEANE (5)
CALFRAC (6)

B. RILEY FBR

(1) RPC: Implied EV and implied financials allocated to pressure pumping derived from 84.0% revenue contribution referenced in 10/25/2017 earnings call. (2) C&J Energy Services: Implied EV and implied financials allocated to pressure pumping derived from 82.6% revenue contribution referenced in 3Q 2017 10-Q. C&J not pro forma for announced transaction with OTEX pumping on October 25th, 2017. (3) Trican Well Service: Implied EV and implied financials allocated to pressure pumping derived from 74.0% revenue contribution referenced in 3Q 2017 interim financial report. (4) Patterson UTI Energy: Implied EV and implied financials allocated to pressure pumping derived from 37.0% EBITDA contribution referenced in 3Q 2017 10-Q. (5) Keane Group: Implied EV and implied financials allocated to pressure pumping derived from 97.0% EBITDA contribution referenced in 3Q 2017 10-Q. (6) Calfrac Well Services: Implied EV and implied financials allocated to pressure pumping derived from 89.7% revenue contribution referenced in 3Q 2017 interim financial report.

Investment Highlights

- ✓ *Poised for Growth with three well stimulation spreads in two attractive markets; Large multi-year contract opportunities in both markets*
- ✓ *Debt Free Balance Sheet**
- ✓ *Significant Discount to Peers*
- ✓ *Experienced Management Team with Committed Investors*
- ✓ *Currently Working in Leading Unconventional Markets in the U.S. and Argentina*
- ✓ *Attractive Technologies with Natural Gas Powered Pumping Units and Down Hole Diagnostics Capability*

* Excludes vendor financing

ecostim

ENERGY SOLUTIONS

2930 W. Sam Houston Pkwy N., Suite 275
Houston, TX 77043
NASDAQ – ESES
www.ecostim-es.com





